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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) November 2, 2005
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                                                        (November 1, 2005)
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                                NetRatings, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


             Delaware                   0-27907                 77-0461990
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    (State or Other Jurisdiction      (Commission             (IRS Employer
         of Incorporation)            File Number)          Identification No.)

   120 West 45th Street, 35th Floor, New York, New York            10036
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        (Address of Principal Executive Offices)                 (Zip Code)

       (Registrant's Telephone Number, Including Area Code) (212) 703-5900
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                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

     (b) Effective as of November 1, 2005, Michael P. Connors resigned from the Board of Directors of the Company.

     (d) On November 1, 2005, Susan D. Whiting was appointed to the Board of Directors of the Company.

     Ms. Whiting has served as Executive Vice President of VNU N.V.'s Media Measurement and Information Group since April 2005 and President and Chief Executive Officer of Nielsen Media Research since January 2002. Prior to 2002, Ms. Whiting held various executive level positions with Nielsen Media Research, including President and Chief Operating Officer and General Manager of the National Business Unit. Ms. Whiting began employment with Nielsen Media Research in 1978.

     VNU N.V., through its wholly-owned subsidiaries Nielsen Media Research and ACNielsen Corporation, currently owns approximately 59% of the outstanding common stock of the Company.

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 2, 2005

                                      NETRATINGS, INC.

                                      By:/s/ William Pulver
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                                         William Pulver
                                         President and Chief Executive Officer